UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 24, 2018, Heritage Commerce Corp (the “Company”), held its Annual Meeting of Shareholders (the “Shareholders Meeting”).  There were 38,269,789 shares of common stock entitled to vote at the meeting and a total of 34,635,206 shares (90.50%) were represented at the meeting. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 29, 2018.  The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1:  Election of Directors

The election of nine directors, named in the Proxy Statement, to serve as members of the Company’s Board of Directors until the next annual meeting of shareholders.  The results are set forth below:

Name	For	Withheld	Broker Non-Votes
Julianne M. Biagini-Komas	25,582,795	2,291,484	6,760,927
Frank G. Bisceglia	27,395,128	479,151	6,760,927
Jack W. Conner	27,644,065	230,214	6,760,927
J. Philip DiNapoli	27,644,086	230,193	6,760,927
Steven L. Hallgrimson	27,572,726	301,553	6,760,927
Walter T. Kaczmarek	27,656,489	217,790	6,760,927
Robert T. Moles	27,372,236	502,043	6,760,927
Laura Roden	27,207,869	666,410	6,760,927
Ranson W. Webster	27,344,010	530,269	6,760,927

Proposal 2:  Advisory Vote on Executive Compensation

The approval of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures required by Item 402 of Regulation S-K contained in the Company’s proxy statement.  The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
27,044,444	752,129	77,706	6,760,927

Proposal 3:  Advisory Vote on Frequency of Vote on Executive Compensation

The preference for how frequently the Company should seek future advisory votes on the compensation of the Company’s named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission.  The results are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
19,995,187	188,514	7,453,686	236,892	6,760,927

At its regular meeting following the Annual Meeting, the Company’s Board of Directors approved a policy to submit an advisory proposal on executive compensation to the Company’s shareholders every year consistent with the vote of the Company’s shareholders at the Annual Meeting.

Proposal 4:  Ratification of Independent Registered Public Accounting Firm

The ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
34,346,945	217,855	70,406	0

ITEM 8.01    OTHER EVENTS.

Walter T. Kaczmarek, President and Chief Executive Officer of Heritage Commerce Corp, made a presentation to shareholders at the Annual Meeting of Shareholders on May 24, 2018.   A copy of the information in the shareholder presentation is included as Exhibit 99.1. This Form 8-K and the information included as exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.  The information in the materials is presented as of March 31, 2018, and the Company does not assume any obligations to update such information in the future.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

99.1	Slide presentation to shareholders presented on May 24, 2018, by the registrant’s President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2018

Heritage Commerce Corp

By:	/s/ Lawrence D. McGovern
Name:	Lawrence D. McGovern
Executive Vice President and Chief Financial Officer